UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): 10/28/2022

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On October 28, 2022, iRobot Corporation (the “Company”) entered into a Third Amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America N.A. (the “Lender”) and a Third Amendment to the Amended and Restated Reimbursement Agreement (the “Third Amendment to the Reimbursement Agreement”) with the Lender. The Third Amendment temporarily increases the commitments under the facility to $200.0 million for the time period from October 28, 2022 to December 29, 2022. On December 30, 2022, the commitment will be reduced by $50.0 million and will return to the previous $150.0 million. In addition, the Third Amendment replaces the quarterly tested leverage and interest coverage covenants with a new minimum cash requirement of $25.0 million to be tested on October 31, 2022 and November 30, 2022. The Third Amendment also requires that the borrowing under the Credit Agreement must be below $75.0 million on December 30, 2022 and for ten consecutive days during the first quarter in 2023. The Third Amendment changes the borrowing rate under the Credit Agreement to SOFR plus 1.5% plus a credit spread adjustment of 0.1%. In connection with the Third Amendment, the Company entered into a security and pledge agreement (the “Security and Pledge Agreement”) granting the Lender a security interest in substantially all of its U.S. assets.
The foregoing description of the Third Amendment, Third Amendment to the Reimbursement Agreement and the Security and Pledge Agreement is not complete and is qualified in its entirety by reference to the Third Amendment, Third Amendment to the Reimbursement Agreement and the Security and Pledge Agreement, which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1*	Third Amendment to Amended and Restated Credit Agreement by and between Bank of America, N.A. and iRobot Corporation, dated October 28, 2022.
10.2*	Third Amendment to Amended and Restated Reimbursement Agreement by and between Bank of America, N.A. and iRobot Corporation, dated October 28, 2022.
10.3*	Security and Pledge Agreement by and between Bank of America, N.A. and iRobot Corporation, dated October 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022	iRobot Corporation

By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary